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           List of Exhibits to Asset and Purchase Settlement Agreement

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Exhibit 2.5(a)                      List of Trademarks, Trademark Applications, Trademark Registrations, Patents
                                    and Patent Applications, Copyright Applications and Copyright Registrations

Exhibit 2.5(b)                      List of Tangible and Intangible Assets

Exhibit 2.5(c)                      List of Material Third-party Patents, Trademarks, Copyrights, Know-how,
                                    Proprietary Information

Exhibit 2.6                         List of Agreements and Arrangements

Exhibit 4.1                         General Release by and between Babar I. Hamirani and Technovation Computer
                                    Labs, Inc.

Exhibit 4.2                         General Release by and between Babar I. Hamirani and Nexar Technologies, Inc.

Exhibit 4.3(a)                      General Release by Amerisel, Inc.

Exhibit 4.3(b)                      General Release by Nexar Technologies, Inc.

Exhibit 4.4(a)                      General Release by and between Babar I. Hamirani and Technovation Computer
                                    Labs, Inc.

Exhibit 4.4(b)                      General Release by GDA Technologies, Inc.

Exhibit 6.1(a)(i)                   Bill of Sale by Technovation Computer Labs, Inc. to Palomar Medical
                                    Technologies, Inc.

Exhibit 6.1(a)(ii)                  Assignment of Technology

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